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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):     September 24, 1997

                             NAI Technologies, Inc.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     0-3704
                            -------------------------
                            (Commission File Number)

          New York                                            11-1798773
  (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                        Identification Number)

        282 New York Avenue
        Huntington, New York                                11743
        -------------------                                 ------
       (Address of principal                               (Zip Code)
         executive offices)

     Registrant's telephone number, including area code     (516) 271-5685

          (Former name or former address, if changed since last report)

                                Page 1 of 5 Pages
                             Exhibit Index on Page 4





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Item 5.  Other Events

                  NAI Technologies, Inc., a New York corporation (the "Company"), issued a press release (the "Press Release") on September 24, 1997 announcing certain inventory write-downs. Reference is made to the press release which is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

         (99)     Press Release dated September 24, 1997, issued by the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NAI TECHNOLOGIES, INC.

                                           By: /s/ Richard A. Schneider
                                               -------------------------
                                           Name:  Richard A. Schneider
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

Date: September 25, 1997

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                                  EXHIBIT INDEX

 Exhibit No.                       Description
 ----------                        -----------
99.               Press Release dated September 24, 1997, issued by the Company.

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